EXHIBIT 10.1

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated this 15th day of December, 1998 (the "Agreement") is by and among HHH Entertainment, Inc., a Nevada corporation ("HHH") and Earth Sports Products, Inc., a Washington corporation ("ESP").

RECITALS:

A.    The Board of Directors of HHH deems it advisable and in the best interest of HHH to acquire the ESP Shares in exchange for the issuance by HHH of its Common Stock in accordance with the applicable provisions of the Washington Business Corporation Act and the terms and conditions set forth herein.

In consideration of the mutual promises, representations and conditions hereinafter set: forth, the parties hereto, hereby agree as follows:

ARTICLE I
Definitions

As used in this Agreement, the following terms shall have the following meanings:

A.    "Reorganization" shall mean the acquisition by HHH of the ESP Shares in exchange for the HHH Shares as further defined herein.

B.    "Closing Date" shall mean the date upon which the reorganization shall have occurred in accordance with the terms and conditions set forth herein.

C.    "ESP Shareholders" shall mean all the shareholders of ESP which shareholders are offering all of their shares of ESP Common Stock for exchange hereunder.

D.    "HHH Shares" shall mean the Common Stock, $.001 par value per share, of HHH, issued to the ESP Shareholders in accordance with the terms and conditions set forth herein.

ARTICLE II
Reorganization

2.01    Plan and Agreement of Reorganization. A plan of reorganization is hereby adopted to as follows:

A.    Subject to the terms and conditions hereinafter set forth, on the Closing Date, and in the manner hereinafter proved, (i) the ESP shareholders shall exchange the ESP Shares for the HHH Shares in the amounts set forth herein; (ii) ESP shall become a wholly-owned subsidiary of HHH; and (iii) the business of ESP shall be continued.

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B.    HHH and the ESP Shareholders, respectively, shall take, or cause to be taken, such action as may be necessary or appropriate in order to effectuate the transactions contemplated hereby such action shall include, but not be limited to the filing of Articles of Merger or Exchange with the Nevada and Washington Secretarys of State. In the event that after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest HHH or ESP with full title to the securities to be exchanged hereby, the officers and directors of HRH or ESP, as the case may be, shall take all such necessary action.

2.02    Effective Date of the Reorganization for Accounting Purposes. The transactions contemplated by this Agreement shall be effective as of December 31, 1998 for accounting purposes and for all other purposes to the extent permissible by law.

2.03    Consideration and Basis of Exchange of Shares. The manner and basis of exchanging the ESP Shares for the Common Shares of HHH shall be as follows:

A.    On the Closing Date, ESP shall deliver to HHH certificates aggregating 100% of the issued and outstanding ESP Shares, less the shares belonging to those ESP Shareholders who exercise their dissenters' rights. The ESP Shareholders shall be issued in exchange for the ESP Shares held of record on the Closing Date, five (5) HHH Shares for each share of ESP they own. The number of ESP shares to be delivered will be no less than the legally required number to approve the reorganization and this Agreement, as provided by Washington law.

The ESP Shareholders and HHH agree that the ESP Shares and the HHH Shares exchanged hereby shall be “restricted securities" as that term is defined in Rule 144 under the Securities Act of 1931, as amended (the "1933 Act") and all certificates issued under this Agreement shall bear an appropriate legend to such effect.

2.04    Closing. Closing of this Agreement shall be held at a date to be mutually agreed upon by the parties at the offices of HHH, or such other place as the parties may mutually agree. The parties shall exchange such other documents and take such other actions as may be necessary or appropriate for completing the transactions contemplated by the Agreement.

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ARTICLE III
Investment Representations

3.01    Representations of ESP shareholders. As a condition to the issuance by HHH to each ESP Shareholder of certificates for the HHH shares, ESP, on behalf of its shareholders, hereby represent to HHH as follows:

A.    The ESP Shareholders are acquiring the HHH shares hereunder for their own account and for the purposes of investment, and not with a view to, or for sale in connection with, any distribution thereof.

B.    The ESP Shareholders (i) have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment in the HHH Shares, or (ii) they have been advised by attorneys, accountants or other representatives having such knowledge and experience. They acknowledge that their attorneys, accountants and other representatives had, prior to his/her action the opportunity to ask questions of, and to receive answers from HHH concerning HHH, its affiliates and business and financial condition.

C.    The ESP Shareholders understand and acknowledge that all of the HHH Shares to be delivered to him/her pursuant to the provisions of this Agreement, will be "restricted securities" within the meaning of the 1933 Act, and agrees that the certificate shall bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE REEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW

D.    The ESP Shareholders understand and acknowledge that the HHH Shares to be delivered pursuant to the provisions of this Agreement will not be registered under the 1933 Act and, accordingly, they recognize that they will be required to bear the economic risk of their investment until such securities are registered, if at all. They agree on behalf of themselves, their heirs, executors, successors and assigns, that they will only sell, transfer, pledge or hypothecate any of the HHH Shares to be acquired by them pursuant to the provisions of this Agreement pursuant to an effective Registration Statement under the 1933 Act or in a transaction wherein registration of the securities is not required. ESP Shareholders understand that HHH has no obligation to register the HHH Shares under the 1933 Act.

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E.    ESP and its shareholders shall indemnify and hold harmless HHH, each person who controls HHH within the meaning of the 1933 Act, and each officer and director of HHH, against losses, claims, damages or liabilities, joint or several, to which HHH, such controlling person, or any such officer or director may become subject under the 1933 Act or otherwise, insofar as such losses, claims damages or liabilities or actions with respect thereof) arise out of or are based upon any breach or violation of their representations and Agreements contained in this Agreement and shall reimburse HHH, such controlling persons and such officers and directors for any legal and any other expenses reasonably incurred by them in connection with, investigating or defending any such loss, claim, damage or liability or any action. The rights to indemnification provided for in this Section 3.01 shall be in addition to and not in substitution of any other rights or remedies to which HHH, such controlling person or such officer or director may be entitled under this Agreement or at law, in equity or otherwise.

3.02    Disclosure Materials. HHH has distributed to the ESP Shareholders and ESP hereby represents and warrants to HHH that it has had the opportunity to review, prior to its action in closing under this Agreement:

A.    The Audited Financial Statements of HHH dated December 31, 1997; and

B.    Such other data in the possession of HHH regarding the business and/or finances of HHH and its affiliates as ESP Shareholders have reasonably requested.

ARTICLE IV
General Representations

4.01    Representations of ESP. ESP hereby represents and warrants, on behalf of its shareholders, as follows:

A.    Each ESP Share delivered to HHH for exchange hereunder shall be delivered free and clear of any lien, encumbrance or security interest thereon, and the ESP shares delivered hereunder by the ESP Shareholders constitute no less than the legally required amount to approve this transaction.

B.    No ESP Shares issued and delivered to HHH for exchange hereunder shall be subject to any option, warrant or other right to purchase such shares, or any voting trust or other arrangement relating  to the voting of such shares.

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C.    The ESP Shares delivered to HHH for exchange hereunder shall constitute the amount legally required by the State of Washington.

D.    There is no firm, corporation, agency or other person that is entitled to a finder's fee or any type of brokerage commission in relation to or in connection with the transactions contemplated by this Agreement as a result of any Agreement or understanding with such ESP Shareholder or such ESP Shareholder's affiliates or shareholders.

E.    ESP has received or otherwise has knowledge of any and all liabilities of HHH as of the date of closing and hereby confirm its acceptance of same.

4.02             Representations of HHH. HHH hereby represents and warrants to ESP as follows:

A.    Organization and Good Standing. HHH is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. HHH has full corporate power and authority to conduct its business as now conducted and to own or lease and operate the assets and property now owned or leased or operated by it. HHH is qualified to transact business in those jurisdictions wherein its business requires such action.

B.    Disclosure Statement. HHH has made available to the ESP Shareholders true, accurate and complete copies of its financial statements.

C.    Absence of Certain Events. Except as disclosed in the materials referred to herein, there has not been any change in the financial condition or in the nature of the business or operation of HHH which has had a materially adverse affect on its business, operations, assets, properties or prospects since December 31, 1998. Except as disclosed in the materials referred to herein, HHH knows of no development, except general economic conditions effecting business generally, of a nature that is materially adverse to the business, operations, assets, properties or prospects of HHH.

D.    Authority and Compliance. HHH has full corporate power and lawful authority to execute and deliver this Agreement. The consummation and performance by HHH of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate and other proceedings. This Agreement has been duly and validly executed and delivered on behalf of HHH and constitutes a valid obligation of HHH, enforceable in accordance with its terms. No consent, authorization or approval of, exemption by, or filing with any domestic governmental or administrative authority, or any court, is required to be obtained or made by HHH in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby. The execution, delivery, consummation and performance of this Agreement by HHH will not conflict with or result in the breach or violation of any term or provision of, or constitute a default under, any statute, indenture, mortgage, deed of trust, note or other material agreement or instrument to which HHH is a party or by which it is bound, or any law, order, writ, injunction, rule or regulation or any court or governmental agency or body.

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E.    Shares of HHH. The HHH Shares to be issued pursuant to this Agreement will be issued from the authorized and previously unissued Common Shares of HHH and, upon issuance and delivery to the ESP Shareholders, will be duly authorized and validly issued, fully paid and nonassessable,

F.    Full Disclosure. No representation or warranty by HHH in this Agreement or any document to be delivered by HHH pursuant hereto, and no statement, list, certificate or instrument furnished or to be furnished to the ESP Shareholders pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state any fact necessary to make any statement herein or therein not misleading or necessary to complete and correct the presentation of all material aspects of the business of HHH.

G.    Finder. There is no firm corporation, agency or other person that is entitled to a finder's fee or any type of brokerage commission in relation to or in connection with the transactions contemplated by this Agreement as a result of any agreement or understanding with HHH or any of HHH's affiliates or shareholders.

4.03    Representations of ESP. ESP hereby represents and warrants to HHH as follows:

A.    Organization and Good Standing. ESP is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington. ESP has full corporate power and authority to conduct its business as now conducted and to own or lease and operate the assets and property now owned or leased or operated by it. ESP is qualified to transact business in those jurisdictions wherein its business requires such action.

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B.    Absence of Certain Events. Except as disclosed in the materials referred to herein, there has not been any change in the financial condition or in the nature of the business or operation of ESP which has had a materially adverse affect on its business, operations, assets, properties or prospects since December, 1998. Except as disclosed in the disclosure materials referred to herein, ESP knows of no development, except general economic conditions effecting business generally, of a nature that is materially adverse to the business, operations, assets, properties or prospects of ESP.

C.    Authority and Compliance. ESP has full corporate power and lawful authority to execute and deliver this Agreement. The consummation and performance by ESP of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate and other proceedings. This Agreement has been duly and validly executed and delivered on behalf of ESP and constitutes a valid obligation of ESP, enforceable in accordance with its terms: No consent, authorization or approval of, exemption by, or filing with any domestic governmental or administrative authority, or any court, is required to be obtained or made by ESP in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby. The execution, delivery, consummation and performance of this Agreement by ESP will not conflict with or result in the breach or violation of any term or provision of, or constitute a default under, any statute, indenture, mortgage, deed of trust, note or other material agreement or instrument to which ESP is a party or by which it is bound, or any law, order, writ, injunction, rule or regulation or any court or governmental agency or body.

D.    Full Disclosure. No representation or warranty by ESP in this Agreement or any document to be delivered by ESP pursuant hereto, and no statement, list, certificate or instrument furnished or to be furnished to the ESP Shareholders pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of material fact or omits or will omit to state any fact necessary to make any statement herein or therein not misleading or necessary to complete and correct the presentation of all material aspects of the business of ESP.

E.    Tender of All Shares. The Shares tendered by the ESP. Shareholders for exchange hereunder constitute 100% of the issued and outstanding shares of ESP as of the Closing Date.

F.    Finder. There is no firm, corporation, agency or other person that is entitled to a finder's fee or any type of brokerage commission in relation to or in connection with the transactions contemplated by this Agreement as a result of any agreement or understanding with ESP or any of ESP's affiliates or shareholders.

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ARTICLE V
Additional Agreements

HHH and ESP hereby further agree as follows:

5.01    Access and Information. HHH hereby agrees to give ESP and the ESP Shareholders and their respective accountants, attorneys and representatives, full access during normal business hours through the period prior to the Closing Date to all of its properties, books, contracts, commitments and records, and HHH will furnish to ESP and the ESP Shareholders during such period all such information concerning its affairs that ESP and the ESP Shareholders may reasonably request. The ESP Shareholders hereby agree that each will give to HHH and its accountants, attorneys and representatives full access during normal business hours through the period prior to the Closing Date to such information as may be reasonably necessary in order to confirm the representations and warranties of the ESP Shareholders set forth herein. In the event of the termination of this Agreement, each party will return to the other all documents, work papers and other materials obtained from the other relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, and will use best efforts to have any information so obtained and not heretofore made public, kept confidential.

5.02    Expenses. Upon termination of this Agreement as provided herein, each party will pay all costs and expenses of its performance of and compliance with all agreements and conditions contained herein to be performed or complied with, including fees, expenses and disbursements of its accountants and attorneys.

5.03    Further Assurances. If at any time, any party to this Agreement shall consider or be advised that any further action or assurance is necessary or desirable to vest the title to any securities exchanged hereby, the officer and directors of HHH, or the ESP Shareholders, as the case may be, shall deliver such documents or take such other action as may be necessary or proper to perfect or confirm title to such securities and otherwise carry out the purposes of this Agreement.

ARTICLE VI
Conditions Precedent

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6.01    Conditions Precedent to Obligations of ESP Shareholders. The obligations of the ESP shareholders to effect the transaction contemplated herein shall be subject to the following conditions (which may be waived in writing by the ESP Shareholders):

A.    The representations and warranties of HHH herein, shall be true and accurate as of and at the Closing Date with the same effect as though made at such time HHH shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing Date; and

B.    No material change in the corporate status, business, operations or financial condition of HHH shall have occurred since December 31, 1998 other than changes in the ordinary course of business, none of which has been materially adverse in relation to HHH, and no other event or condition of any character shall have occurred or arisen since that date which shall have materially or adversely effected the corporate status, business, operations or financial condition of HHH.

6.02    Conditions Precedent to the Obligations of ESP. The obligation of ESP to effect the transaction contemplated hereby shall be subject to the conditions (which may be waived in writing by ESP that the representations and warranties of HHH contained herein shall be true and accurate as of and at the Closing Date with the same effect as though made at such time; and that HHH shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them prior to the Closing Date.

6.03    Conditions Precedent to Obligations of HHH. The obligations of HHH to effect the transaction contemplated herein shall be subject to the following conditions (which may be waived in writing by HHH):

C.    The representations and warranties of ESP and the ESP Shareholders herein shall be true and accurate as of and at the Closing Date with the same effect as though made at such time; ESP and the ESP Shareholders shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing Date; and

B.    No material change in the corporate status, business, operations or financial condition of ESP shall have occurred since December 31, 1998, other than changes in the ordinary course of business, none of which has been materially adverse in relation to ESP, and no other event or condition of any character shall have occurred or arisen since that date which shall have materially or adversely effected the corporate status, business, operations or financial condition of ESP.

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ARTICLE VII
Termination and Abandonment

Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned at any time before or after the Closing Date under any one or more of the following circumstances:

A.    By the mutual consent of the Board of Directors of ESP and the Board of Directors of HHH;

B.    By HHH, if prior to the Closing Date, the conditions set forth in section 6.03 have not been met;

C.    By ESP, if prior to the closing the conditions set forth in Section 6.02 have not been met;

D.    By the ESP Shareholders, if prior to the Closing Date, the conditions set forth in section 6.01 have not been made;

E.    By any party, if any action or proceeding before any court or governmental body or agency shall have been instituted or threatened to restrain or prohibit the transaction contemplated hereby and the ESP Shareholders and HHH deem it advisable not to proceed with the transaction.

Upon termination and abandonment, no party shall have any liability or obligation to any other party to this Agreement.

ARTICLE VIII
General Provisions

8.01    Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained in this Agreement shall survive the Closing Date.

8.02    Assignability and Amendments. This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties. No assignment of any of its obligations by any party shall relieve such party from primary liability for any of its obligations hereunder. This Agreement shall be binding upon, and subject to the terms of the foregoing sentence, shall inure to the benefit of the parties, their successors, legal representatives and assigns.

8.03    Notices. Any notice, request, instruction or other document to be given hereunder by any part to any of the other parties shall be in writing and shall be deemed to have been duly given when delivered personally or five days after dispatch by registered or certified mail, postage prepaid, return receipt requested, to the party to whom the same is given or made, at the addressee of each party or at such other address as any party shall specify to the others in writing.

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8.04    Expenses. Whether or not the transactions contemplated by this Agreement, each party hereto shall bear the expenses incurred by it in connection with the transactions contemplated hereby.

8.05    Entire Agreement. This Agreement, and other writings and agreements specifically identified herein, contain the entire agreement between the parties with respect to the transactions contemplated herein and supersede all previous written or oral negotiations, commitments or understandings.

8.06    Waivers and Remedies. Any waiver must be in writing. A waiver of any breach or failure to perform any of the terms or conditions of this Agreement shall not in any way effect, limit or waiver a party's right at any time to enforce strict compliance thereafter with every other term or condition of this Agreement. All remedies under this Agreement shall be cumulative, but not alternative.

8.07    Counterparts and Headings. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. All headings (including, without limitation, article headings and section titles, are inserted for convenience of reference only and shall not effect the meaning or interpretation of any terms of this Agreement. References to masculine, feminine or neuter shall each include the other, as the circumstances may require,

8.08    Severability. If to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Agreement to be invalid or unenforceable, such holdings shall in no way effect the validity of the remainder of this Agreement.

8.09    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written

HHH ENTERTAINMENT, INC.

By:	/s/ James C. Katzaroff 12/15/98
James Katzaroff, President

EARTH SPORTS PRODUCTS, INC.

By:	/s/ Carlton M. Cadwell
15 Dec, 1998

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